Exhibit 31.2
Certification of Principal Executive Officer
Pursuant to Section 302 of Sarbanes-Oxley Act of 2002
I, Kevin D. Lemley, Chief Financial Officer, certify that:
1.	I have reviewed this annual report on Form 10-K of Centra Financial Holdings, Inc. (the “Company”);

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations, and cash flows of Centra as of, and for, the periods presented in this annual report;

4.	Centra’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15e and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f) and 15d-15(f)) for Centra and have:
a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Centra, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)	designed such internal control over financial reporting or cause such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for internal purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of Centra’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

d)	disclosed in this report any change in Centra’s internal control over financial reporting that occurred during Centra’s most recent fiscal quarter that has materially affected or is reasonably likely to materially affect Centra’s internal control over financial reporting.
5.	Centra’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the auditors and the audit committee of Centra’s board of directors:
all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Centra’s ability to record, process, summarize and report financial information and have identified for the registrant’s auditors any material weaknesses in internal controls; and any fraud, whether or not material, that involves management or other employees who have a significant role in Centra’s internal controls over financial reporting.

/s/ Kevin D. Lemley
Kevin D. Lemley
Chief Financial Officer May 8, 2009